Exhibit 99.1
News Release

Contact:	James Gherardi Corporate Communications 312-394-7417 Andrew Plenge Investor Relations 779-231-0017
EXELON REPORTS THIRD QUARTER 2025 RESULTS
Earnings Release Highlights
•GAAP net income of $0.86 per share and Adjusted (non-GAAP) operating earnings of $0.86 per share for the third quarter of 2025
•Affirming full year 2025 Adjusted (non-GAAP) operating earnings guidance range of $2.64-$2.74 per share
•Reaffirming operating EPS compounded annual growth of 5-7% from 2024 to 2028
•Continued strong performance in reliability, with Exelon's utilities ranking 1st, 2nd, 4th, and 7th in the nation
•Pepco filed an electric distribution rate case with the Maryland Public Service Commission in October, with its request supporting key infrastructure investments planned for 2026 to modernize aging infrastructure and improve reliability
•Completed all planned debt financings for 2025 and continued strong progress on equity plan, having now priced nearly half of annualized equity financing needs through 2028

CHICAGO (Nov. 4, 2025) — Exelon Corporation (Nasdaq: EXC) today reported its financial results for the third quarter of 2025.

“I am pleased to report that Exelon has achieved another quarter of strong operational and financial performance,” said Exelon President and Chief Executive Officer Calvin Butler. “At a time when many are facing cost pressures, we remain focused on supporting our customers and investing effectively and efficiently in the communities we serve. As we reaffirm our full-year earnings guidance and long-term growth outlook, we continue to prioritize operational excellence, disciplined financial execution, and infrastructure modernization to meet our customers' needs for reliable, affordable energy. I am proud of the work our teams accomplish every day to create value where it matters most.”

“Exelon delivered another quarter of strong financial performance, completing its planned financings of capital investments and delivering third quarter adjusted operating earnings of $0.86 per share. We remain on track to meet our full year earnings guidance of $2.64 to $2.74 per share,” said Exelon Chief Financial Officer Jeanne Jones. “Our disciplined financial management and operational excellence continues to drive strong performance across our local energy companies, enabling us to invest $38 billion in critical infrastructure investments over the next four years for the benefit of our customers.”
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Third Quarter 2025
Exelon's GAAP net income for the third quarter of 2025 increased to $0.86 per share from $0.70 per share in the third quarter of 2024. Adjusted (non-GAAP) operating earnings for the third quarter of 2025 increased to $0.86 per share from $0.71 per share in the third quarter of 2024. For the reconciliations of GAAP net income to Adjusted (non-GAAP) operating earnings, refer to the tables beginning on page 4.
The GAAP net income and Adjusted (non-GAAP) operating earnings in the third quarter of 2025 primarily reflect:
•Higher utility earnings primarily due to distribution and transmission rates at ComEd and PHI, distribution rates at PECO and BGE, lower storm costs at PECO and BGE, lower income taxes at PECO, a higher return on regulatory assets at ComEd primarily due to an increase in asset balances, higher AFUDC at ComEd, and lower credit loss expense at BGE. This was partially offset by timing of distribution earnings at ComEd, higher depreciation expense at PECO, and higher interest expense at PHI.
•Higher costs at the Exelon holding company due to higher interest expense.
Operating Company Results1
ComEd
ComEd's third quarter of 2025 GAAP net income increased to $373 million from $360 million in the third quarter of 2024. ComEd's Adjusted (non-GAAP) operating earnings for the third quarter of 2025 increased to $373 million from $360 million in the third quarter of 2024, primarily due to higher distribution and transmission rate base driven by incremental investments to serve customers, higher return on regulatory assets primarily due to an increase in asset balances, and higher AFUDC, partially offset by the timing of distribution earnings. Due to revenue decoupling, ComEd's distribution earnings are not intended to be affected by actual weather or customer usage patterns.
PECO
PECO’s third quarter of 2025 GAAP net income increased to $250 million from $117 million in the third quarter of 2024. PECO's Adjusted (non-GAAP) operating earnings for the third quarter of 2025 increased to $250 million from $118 million in the third quarter of 2024, primarily due to electric and gas distribution rates associated with updated recovery of investments to serve customers, lower storm costs due to deferral of extraordinary February and June storm costs in the third quarter of 2025, and lower income taxes due to tax repairs deduction some of which is timing, partially offset by an increase in depreciation expense.

___________
1 Exelon’s four business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois; PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; and PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.
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BGE
BGE’s third quarter of 2025 GAAP net income increased to $82 million from $45 million in the third quarter of 2024. BGE's Adjusted (non-GAAP) operating earnings for the third quarter of 2025 increased to $82 million from $45 million in the third quarter of 2024, primarily due to distribution rates associated with updated recovery of investments to serve customers and lower storm costs and credit loss expense. Due to revenue decoupling, BGE's distribution earnings are not intended to be affected by actual weather or customer usage patterns.
PHI
PHI’s third quarter of 2025 GAAP net income increased to $291 million from $278 million in the third quarter of 2024. PHI’s Adjusted (non-GAAP) operating earnings for the third quarter of 2025 increased to $290 million from $278 million in the third quarter of 2024, primarily due to distribution and transmission rates driven by updated recovery of investments to serve customers, partially offset by higher interest expense. Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland, Pepco District of Columbia, and ACE are not intended to be affected by actual weather or customer usage patterns.
Recent Developments and Third Quarter Highlights
•Dividend: On October 29, 2025, Exelon's Board of Directors declared a regular quarterly dividend of $0.40 per share on Exelon's common stock. The dividend is payable on December 15, 2025, to Exelon's shareholders of record as of the close of business on November 10, 2025.
•Rate Case Developments:
◦On October 14, 2025, Pepco filed an application for adjustments to its retail rates for the distribution of electric energy with the MDPSC. Pepco requested total electric revenue requirement increase of $133 million, which reflects a requested ROE of 10.50%. Requested revenue requirement increases will be used to continue providing safe and reliable distribution services to its customers in Maryland and support the achievement of state climate goals. Pepco currently expects a decision in the third quarter of 2026.
•Financing Activities:
◦On September 17, 2025, Pepco issued $75 million of its First Mortgage 5.78% Series Bonds due September 17, 2055. Pepco used the proceeds to repay existing indebtedness and for general corporate purposes.
◦On September 10, 2025, PECO issued $525 million aggregate principal amount of its First and Refunding Mortgage Bonds, 4.875% Series due September 15, 2035 and $525 million aggregate principal amount of its First and Refunding Mortgage Bonds, 5.650% Series due September 15, 2055. PECO used the proceeds to repay existing indebtedness, repay outstanding commercial paper, and for general corporate purposes.

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Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) operating earnings for the third quarter of 2025 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2025 GAAP net income	$0.86	$875	$373	$250	$82	$291
Asset Retirement Obligation (net of taxes of $0)	—	(1)	—	—	—	(1)
2025 Adjusted (non-GAAP) operating earnings	$0.86	$874	$373	$250	$82	$290
Adjusted (non-GAAP) operating earnings for the third quarter of 2024 do not include the following items (after tax) that were included in reported GAAP net income:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2024 GAAP net income	$0.70	$707	$360	$117	$45	$278
Change in environmental liabilities (net of taxes of $0)	—	—	—	—	—	—
Change in FERC Audit Liability (net of taxes of $0)	—	—	—	—	—	—
Cost management charge (net of taxes of $0, and $0, respectively)	—	1	—	1	—	—
2024 Adjusted (non-GAAP) operating earnings	$0.71	$708	$360	$118	$45	$278
__________
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2025 and 2024 ranged from 24.0% to 29.0%.
Webcast Information
Exelon will discuss third quarter 2025 earnings in a conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at investors.exeloncorp.com.
About Exelon
Exelon (Nasdaq: EXC) is a Fortune 200 company and one of the nation’s largest utility companies, serving more than 10.7 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). Exelon's 20,000 employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow @Exelon on X and LinkedIn.
Non-GAAP Financial Measures
In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP)
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operating earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) operating earnings exclude certain costs, expenses, gains and losses, and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) operating earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) operating earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP net income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of Adjusted (non-GAAP) operating earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: https://investors.exeloncorp.com, and have been furnished to the Securities and Exchange Commission (SEC) on Form 8-K on Nov. 4, 2025.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; adverse impact of the activities associated with the past deferred prosecution agreement and now-resolved SEC investigation on Exelon Corporation’s and Commonwealth Edison Company's reputation and relationships with legislators, regulators, and customers; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of any Registrant’s credit ratings or other failure to satisfy the credit standards in the Registrants’ agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.
New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of
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factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed with respect to Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) in the Registrants' most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by the Registrants from time to time with the SEC.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.
Exelon uses its corporate website, www.exeloncorp.com, investor relations website, investors.exeloncorp.com, and social media channels to communicate with Exelon's investors and the public about the Registrants and other matters. Exelon's posts through these channels may be deemed material. Accordingly, Exelon encourages investors and others interested in the Registrants to routinely monitor these channels, in addition to following the Registrants' press releases, SEC filings and public conference calls and webcasts. The contents of Exelon's websites and social media channels are not, however, incorporated by reference into this press release.
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Earnings Release Attachments

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Three Months Ended September 30, 2025
Operating revenues	$2,275	$1,180	$1,209	$2,051	$(10)	$6,705
Operating expenses
Purchased power and fuel	806	446	568	872	—	2,692
Operating and maintenance	409	241	239	335	(52)	1,172
Depreciation and amortization	395	115	155	234	13	912
Taxes other than income taxes	107	69	93	150	10	429
Total operating expenses	1,717	871	1,055	1,591	(29)	5,205
Gain on sale of assets	—	—	—	—	—	—
Operating income	558	309	154	460	19	1,500
Other income and (deductions)
Interest expense, net	(135)	(65)	(64)	(102)	(172)	(538)
Other, net	33	11	15	18	(9)	68
Total other income and (deductions)	(102)	(54)	(49)	(84)	(181)	(470)
Income (loss) before income taxes	456	255	105	376	(162)	1,030
Income taxes	83	5	23	85	(41)	155
Net income (loss) attributable to common shareholders	$373	$250	$82	$291	$(121)	$875

Three Months Ended September 30, 2024
Operating revenues	$2,229	$1,030	$1,044	$1,862	$(11)	$6,154
Operating expenses
Purchased power and fuel	835	386	420	742	—	2,383
Operating and maintenance	410	313	281	322	(51)	1,275
Depreciation and amortization	387	108	162	235	16	908
Taxes other than income taxes	99	61	86	140	9	395
Total operating expenses	1,731	868	949	1,439	(26)	4,961
Gain on sale of assets	—	—	—	—	3	3
Operating income	498	162	95	423	18	1,196
Other income and (deductions)
Interest expense, net	(128)	(58)	(57)	(95)	(158)	(496)
Other, net	26	9	11	22	(11)	57
Total other income and (deductions)	(102)	(49)	(46)	(73)	(169)	(439)
Income (loss) before income taxes	396	113	49	350	(151)	757
Income taxes	36	(4)	4	72	(58)	50
Net income (loss) attributable to common shareholders	$360	$117	$45	$278	$(93)	$707

Change in net income (loss) from 2024 to 2025	$13	$133	$37	$13	$(28)	$168

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Nine Months Ended September 30, 2025
Operating revenues	$6,176	$3,513	$3,791	$5,408	$(42)	$18,846
Operating expenses
Purchased power and fuel	2,044	1,288	1,584	2,195	—	7,111
Operating and maintenance	1,254	872	807	1,024	(117)	3,840
Depreciation and amortization	1,162	336	473	701	45	2,717
Taxes other than income taxes	303	183	273	426	31	1,216
Total operating expenses	4,763	2,679	3,137	4,346	(41)	14,884
Gain on sale of assets	—	—	—	1	—	1
Operating income (loss)	1,413	834	654	1,063	(1)	3,963
Other income and (deductions)
Interest expense, net	(395)	(188)	(183)	(305)	(507)	(1,578)
Other, net	86	29	35	54	(19)	185
Total other income and (deductions)	(309)	(159)	(148)	(251)	(526)	(1,393)
Income (loss) before income taxes	1,104	675	506	812	(527)	2,570
Income taxes	201	23	108	184	(120)	396
Net income (loss) attributable to common shareholders	$903	$652	$398	$628	$(407)	$2,174

Nine Months Ended September 30, 2024
Operating revenues	$6,403	$2,975	$3,268	$4,938	$(27)	$17,557
Operating expenses
Purchased power and fuel	2,504	1,113	1,228	1,939	—	6,784
Operating and maintenance	1,277	876	795	927	(119)	3,756
Depreciation and amortization	1,124	318	474	716	49	2,681
Taxes other than income taxes	287	164	254	395	27	1,127
Total operating expenses	5,192	2,471	2,751	3,977	(43)	14,348
Gain on sale of assets	5	4	—	—	3	12
Operating income	1,216	508	517	961	19	3,221
Other income and (deductions)
Interest expense, net	(374)	(170)	(159)	(279)	(464)	(1,446)
Other, net	66	27	27	79	(3)	196
Total other income and (deductions)	(308)	(143)	(132)	(200)	(467)	(1,250)
Income (loss) before income taxes	908	365	385	761	(448)	1,971
Income taxes	85	9	32	158	(126)	158
Net income (loss) attributable to common shareholders	$823	$356	$353	$603	$(322)	$1,813

Change in net income (loss) from 2024 to 2025	$80	$296	$45	$25	$(85)	$361
__________
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.

Exelon
Consolidated Balance Sheets
(unaudited)
(in millions)

	September 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$1,533	$357
Restricted cash and cash equivalents	516	541
Accounts receivable
Customer accounts receivable	3,356	3,144
Customer allowance for credit losses	(451)	(406)
Customer accounts receivable, net	2,905	2,738
Other accounts receivable	1,192	1,123
Other allowance for credit losses	(98)	(107)
Other accounts receivable, net	1,094	1,016
Inventories, net
Fossil fuel	100	72
Materials and supplies	788	781
Regulatory assets	1,489	1,940
Prepaid renewable energy credits	445	494
Other	359	445
Total current assets	9,229	8,384
Property, plant, and equipment, net	82,100	78,182
Deferred debits and other assets
Regulatory assets	8,881	8,710
Goodwill	6,630	6,630
Receivable related to Regulatory Agreement Units	4,658	4,026
Investments	307	290
Other	1,734	1,562
Total deferred debits and other assets	22,210	21,218
Total assets	$113,539	$107,784

	September 30, 2025	December 31, 2024
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$1,080	$1,859
Long-term debt due within one year	2,168	1,453
Accounts payable	3,240	2,994
Accrued expenses	1,414	1,468
Payables to affiliates	5	5
Customer deposits	507	446
Regulatory liabilities	507	411
Mark-to-market derivative liabilities	28	29
Unamortized energy contract liabilities	5	5
Renewable energy credit obligations	352	429
Other	519	512
Total current liabilities	9,825	9,611
Long-term debt	46,283	42,947
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	13,519	12,793
Regulatory liabilities	10,904	10,198
Pension obligations	1,480	1,745
Non-pension postretirement benefit obligations	493	472
Asset retirement obligations	303	301
Mark-to-market derivative liabilities	109	103
Unamortized energy contract liabilities	18	21
Other	2,102	2,282
Total deferred credits and other liabilities	28,928	27,915
Total liabilities	85,426	80,863
Commitments and contingencies
Shareholders’ equity
Common stock	21,564	21,338
Treasury stock, at cost	(123)	(123)
Retained earnings	7,387	6,426
Accumulated other comprehensive loss, net	(715)	(720)
Total shareholders’ equity	28,113	26,921
Total liabilities and shareholders’ equity	$113,539	$107,784

Exelon
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities
Net income	$2,174	$1,813
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion	2,719	2,683
Gain on sales of assets	(1)	(12)
Deferred income taxes and amortization of investment tax credits	293	102
Net fair value changes related to derivatives	3	1
Other non-cash operating activities	1,088	441
Changes in assets and liabilities:
Accounts receivable	(422)	(489)
Inventories	(41)	(57)
Accounts payable and accrued expenses	165	(309)
Collateral (paid) received, net	(25)	21
Income taxes	19	(18)
Regulatory assets and liabilities, net	(390)	194
Pension and non-pension postretirement benefit contributions	(313)	(140)
Other assets and liabilities	(259)	(87)
Net cash flows provided by operating activities	5,010	4,143
Cash flows from investing activities
Capital expenditures	(6,095)	(5,161)
Proceeds from sales of assets	2	38
Other investing activities	(7)	9
Net cash flows used in investing activities	(6,100)	(5,114)
Cash flows from financing activities
Changes in short-term borrowings	(779)	(1,093)
Proceeds from short-term borrowings with maturities greater than 90 days	—	150
Repayments on short-term borrowings with maturities greater than 90 days	—	(549)
Issuance of long-term debt	4,925	4,975
Retirement of long-term debt	(807)	(1,336)
Issuance of common stock	173	148
Dividends paid on common stock	(1,212)	(1,142)
Proceeds from employee stock plans	24	33
Other financing activities	(75)	(83)
Net cash flows provided by financing activities	2,249	1,103
Increase in cash, restricted cash, and cash equivalents	1,159	132
Cash, restricted cash, and cash equivalents at beginning of period	939	1,101
Cash, restricted cash, and cash equivalents at end of period	$2,098	$1,233

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Three Months Ended September 30, 2025 and 2024
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2024 GAAP net income (loss)	$0.70	$360		$117		$45		$278		$(93)	$707
Change in environmental liabilities (net of taxes of $0)	—	—		—		—		—		—	—
Change in FERC Audit Liability (net of taxes of $0)	—	—		—		—		—		—	—
Cost management charge (net of taxes of $0) (1)	—	—		1		—		—		—	1
2024 Adjusted (non-GAAP) operating earnings (loss)	$0.71	$360		$118		$45		$278		$(93)	$708

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$—	$—	(b)	$1		$—	(b)	$1	(b)	$—	$2
Load	(0.01)	—	(b)	(8)		—	(b)	(3)	(b)	—	(11)
Distribution and transmission rates (2)	0.14	10	(c)	80	(c)	12	(c)	36	(c)	—	138
Other energy delivery (3)	0.02	19	(c)	(6)	(c)	2	(c)	7	(c)	—	22
Operating and maintenance expense (4)	0.08	1		54		31		(8)		—	78
Pension and non-pension postretirement benefits	—	(1)		(1)		—		—		1	(1)
Depreciation and amortization expense (5)	(0.01)	(5)		(5)		(1)		1		2	(8)
Interest expense and other (6)	(0.05)	(11)		17		(7)		(22)		(31)	(54)
Total year over year effects on Adjusted (non-GAAP) Operating Earnings	$0.15	$13		$132		$37		$12		$(28)	$166

2025 GAAP net income (loss)	$0.86	$373		$250		$82		$291		$(121)	$875
Asset retirement obligation (net of taxes of $0)	—	—		—		—		(1)		—	(1)
2025 Adjusted (non-GAAP) operating earnings (loss)	$0.86	$373		$250		$82		$290		$(121)	$874
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2025 and 2024 ranged from 24.0% to 29.0%.

(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For regulatory recovery mechanisms, including transmission formula rates and riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Primarily represents severance and reorganization costs related to cost management.
(2)For ComEd, reflects higher distribution and transmission rate base. For PECO, reflects increased distribution revenue primarily due to electric and gas rates. For BGE, reflects increased distribution revenue due to rates. For PHI, reflects higher distribution and transmission revenue primarily due to rates.
(3)For ComEd, reflects higher fully recoverable costs and a higher return on regulatory assets, partially offset by decreased electric distribution revenues due to the timing of distribution earnings.
(4)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For PECO, primarily reflects decreased storm costs due to deferral of extraordinary February and June storm costs. For BGE, reflects decreased storm costs and credit loss expense.
(5)Across all utilities, reflects ongoing capital expenditures offset by regulatory asset amortization.
(6)For ComEd, reflects an increase in interest expense offset by higher AFUDC. For PECO, primarily reflects lower income tax expense due to tax repairs deduction, some of which is timing. For PHI, primarily reflects an increase in interest expense. For Corporate, primarily reflects higher income tax expense due to timing and an increase in interest expense.

Exelon
Reconciliation of GAAP Net Income (Loss) to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Nine Months Ended September 30, 2025 and 2024
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2024 GAAP net income (loss)	$1.81	$823		$356		$353		$603		$(322)	$1,813
Change in environmental liabilities (net of taxes of $0)	—	—		—		—		(1)		—	(1)
Change in FERC audit liability (net of taxes of $13)	0.04	40		—		—		—		2	42
Cost management charge (net of taxes of $1, $0, $2, and $3, respectively) (1)	0.01	—		4		1		5		—	10
2024 Adjusted (non-GAAP) operating earnings (loss)	$1.86	$863		$360		$354		$607		$(319)	$1,865

Year over year effects on Adjusted (non-GAAP) operating earnings:
Weather	$0.03	$—	(b)	$27		$—	(b)	$4	(b)	$—	$31
Load	(0.01)	—	(b)	(11)		—	(b)	—	(b)	—	(11)
Distribution and transmission rates (2)	0.43	30	(c)	246	(c)	53	(c)	109	(c)	—	438
Other energy delivery (3)	0.15	80	(c)	23	(c)	5	(c)	41	(c)	—	149
Operating and maintenance expense (4)	(0.09)	—		—		8		(74)		(21)	(87)
Pension and non-pension postretirement benefits	—	(2)		(2)		—		1		—	(3)
Depreciation and amortization expense (5)	(0.03)	(27)		(14)		1		11		2	(27)
Interest expense and other (6)	(0.16)	(18)		23		(23)		(71)		(68)	(157)
Total year over year effects on Adjusted (non-GAAP) operating earnings	$0.31	$63		$292		$44		$21		$(87)	$333

2025 GAAP net income (loss)	$2.15	$903		$652		$398		$628		$(407)	$2,174
Asset Retirement Obligation (net of taxes of $0)	—	—		—		—		(1)		—	(1)
Change in FERC audit liability (net of taxes of $1)	—	2		—		—		—		—	2
Cost management charge (net of taxes of $0) (1)	—	—		(1)		—		—		—	(1)
Income tax-related adjustments (entire amount represents tax expense) (7)	—	—		—		—		1		—	1
Regulatory matters (net of taxes of $7) (8)	0.02	21		—		—		—		1	22
2025 Adjusted (non-GAAP) operating earnings (loss)	$2.17	$926		$652		$398		$628		$(406)	$2,198
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP net income and Adjusted (non-GAAP) operating earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2025 and 2024 ranged from 24.0% to 29.0%.
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE, customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)ComEd's distribution rate revenues increase or decrease as fully recoverable costs fluctuate. For other regulatory recovery mechanisms, including transmission formula rates and riders across the utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure, and ROE (which impact net earnings).
(1)Primarily represents severance and reorganization costs related to cost management.
(2)For ComEd, reflects higher distribution and transmission rate base. For PECO, reflects increased distribution revenue primarily due to electric and gas rates. For BGE, reflects increased distribution and transmission revenue due to rates. For PHI, reflects increased distribution and transmission revenue primarily due to rates.
(3)For ComEd, reflects increased electric distribution, energy efficiency, and transmission revenues due to higher fully recoverable costs, a higher return on regulatory assets, and increased electric distribution revenues due to timing of distribution earnings, partially offset by lower transmission peak load. For PHI, reflects higher distribution and transmission revenues due to higher fully recoverable costs.
(4)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For PECO and BGE, reflects decreased storm costs, partially offset by increased contracting costs. For PHI, reflects increased contracting costs and credit loss expense and lower impacts of the Maryland multi-year plan reconciliations. For Corporate, reflects the Customer Relief Fund contribution, partially offset by a decrease in Operating and maintenance expense with an offsetting decrease in other income for an absence of costs billed to Constellation for services provided by Exelon through the TSA.
(5)Across all utilities, reflects ongoing capital expenditures offset by regulatory asset amortization.
(6)For ComEd, reflects an increase in interest expense offset by higher AFUDC. For PECO, primarily reflects lower income tax expense due to tax repairs deduction, some of which is timing, partially offset by an increase in interest expense. For BGE and PHI, primarily reflects an increase in interest expense. For Corporate, primarily reflects higher income tax expense due to timing, an absence of billings to Constellation for services provided by Exelon through the TSA with an offsetting decrease in Operating and maintenance expense, and an increase in interest expense.
(7)Reflects the adjustment to state deferred income taxes due to changes in forecasted apportionment.
(8)Represents the probable disallowance of certain capitalized costs.

ComEd Statistics
Three Months Ended September 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	8,659	8,409	3.0%	(0.4)%	$1,365	$1,117	22.2%
Small commercial & industrial	8,004	7,869	1.7%	0.9%	645	603	7.0%
Large commercial & industrial	7,701	6,903	11.6%	6.5%	217	286	(24.1)%
Public authorities & electric railroads	224	210	6.7%	6.5%	14	11	27.3%
Other(b)	—	—	n/a	n/a	229	280	(18.2)%
Total electric revenues(c)	24,588	23,391	5.1%	2.2%	2,470	2,297	7.5%
Other Revenues(d)					(195)	(68)	186.8%
Total electric revenues					$2,275	$2,229	2.1%
Purchased Power					$806	$835	(3.5)%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	37	15	79	146.7%	(53.2)%
Cooling Degree-Days	828	818	722	1.2%	14.7%

Nine Months Ended September 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	21,886	21,617	1.2%	(0.1)%	$3,452	$3,017	14.4%
Small commercial & industrial	22,284	21,586	3.2%	0.6%	1,799	1,755	2.5%
Large commercial & industrial	21,435	20,577	4.2%	3.7%	689	875	(21.3)%
Public authorities & electric railroads	668	589	13.4%	12.7%	43	43	—%
Other(b)	—	—	n/a	n/a	688	803	(14.3)%
Total electric revenues(c)	66,273	64,369	3.0%	1.5%	6,671	6,493	2.7%
Other Revenues(d)					(495)	(90)	450.0%
Total electric revenues					$6,176	$6,403	(3.5)%
Purchased Power					$2,044	$2,504	(18.4)%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	3,698	3,028	3,829	22.1%	(3.4)%
Cooling Degree-Days	1,158	1,176	988	(1.5)%	17.2%

Number of Electric Customers	2025	2024
Residential	3,767,493	3,703,677
Small commercial & industrial	398,022	393,796
Large commercial & industrial	1,931	2,044
Public authorities & electric railroads	5,798	5,762
Total	4,173,244	4,105,279
__________
(a)Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended September 30, 2025 and 2024, respectively, and $19 million and $6 million for the nine months ended September 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs and late payment charges.

PECO Statistics
Three Months Ended September 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	4,063	4,146	(2.0)%	(2.1)%	$735	$641	14.7%
Small commercial & industrial	2,057	2,129	(3.4)%	(2.0)%	167	153	9.2%
Large commercial & industrial	3,731	3,768	(1.0)%	(2.3)%	101	73	38.4%
Public authorities & electric railroads	159	156	1.9%	1.7%	8	7	14.3%
Other(b)	—	—	n/a	n/a	78	74	5.4%
Total electric revenues(c)	10,010	10,199	(1.9)%	(2.1)%	1,089	948	14.9%
Other Revenues(d)					8	12	(33.3)%
Total Electric Revenues					1,097	960	14.3%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	2,064	2,359	(12.5)%	(12.1)%	50	44	13.6%
Small commercial & industrial	2,243	1,933	16.0%	17.5%	23	17	35.3%
Large commercial & industrial	—	1	(100.0)%	(9.8)%	1	—	n/a
Transportation	5,081	5,232	(2.9)%	(2.6)%	7	7	—%
Other(f)	—	—	n/a	n/a	1	2	(50.0)%
Total natural gas revenues(g)	9,388	9,525	(1.4)%	(1.2)%	82	70	17.1%
Other Revenues(d)					1	—	n/a
Total Natural Gas Revenues					83	70	18.6%
Total Electric and Natural Gas Revenues					$1,180	$1,030	14.6%
Purchased Power and Fuel					$446	$386	15.5%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	—	1	20	(100.0)%	(100.0)%
Cooling Degree-Days	1,095	1,062	1,035	3.1%	5.8%

Nine Months Ended September 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	10,952	10,897	0.5%	(1.5)%	$1,921	$1,683	14.1%
Small commercial & industrial	5,835	5,876	(0.7)%	(2.0)%	484	407	18.9%
Large commercial & industrial	10,470	10,531	(0.6)%	(1.4)%	260	191	36.1%
Public authorities & electric railroads	511	470	8.7%	8.6%	26	21	23.8%
Other(b)	—	—	n/a	n/a	231	221	4.5%
Total electric revenues(c)	27,768	27,774	—%	(1.4)%	2,922	2,523	15.8%
Other Revenues(d)					11	14	(21.4)%
Total electric revenues					2,933	2,537	15.6%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	28,469	25,779	10.4%	(0.5)%	396	300	32.0%
Small commercial & industrial	16,046	14,742	8.8%	1.8%	140	106	32.1%
Large commercial & industrial	14	17	(17.6)%	(3.8)%	1	—	n/a
Transportation	17,759	17,248	3.0%	0.4%	28	20	40.0%
Other(f)	—	—	n/a	n/a	13	11	18.2%
Total natural gas revenues(g)	62,288	57,786	7.8%	0.3%	578	437	32.3%
Other Revenues(d)					2	1	100.0%
Total natural gas revenues					580	438	32.4%
Total electric and natural gas revenues					$3,513	$2,975	18.1%
Purchased Power and Fuel					$1,288	$1,113	15.7%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,684	2,441	2,827	10.0%	(5.1)%
Cooling Degree-Days	1,521	1,599	1,422	(4.9)%	7.0%

Number of Electric Customers	2025	2024	Number of Natural Gas Customers	2025	2024
Residential	1,539,345	1,529,205	Residential	510,166	506,476
Small commercial & industrial	154,955	155,126	Small commercial & industrial	44,603	44,682
Large commercial & industrial	3,159	3,156	Large commercial & industrial	7	7
Public authorities & electric railroads	10,343	10,716	Transportation	619	643
Total	1,707,802	1,698,203	Total	555,395	551,808
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million and $3 million for the three months ended September 30, 2025 and 2024, respectively, and $7 million and $5 million for the nine months ended September 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million for both the three months ended September 30, 2025 and 2024, respectively, and $2 million for both the nine months ended September 30, 2025 and 2024, respectively.

BGE Statistics
Three Months Ended September 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	3,501	3,589	(2.5)%	2.0%	$684	$558	22.6%
Small commercial & industrial	722	733	(1.5)%	2.3%	113	96	17.7%
Large commercial & industrial	3,608	3,675	(1.8)%	0.8%	172	154	11.7%
Public authorities & electric railroads	49	46	6.5%	4.6%	8	8	—%
Other(b)	—	—	n/a	n/a	122	110	10.9%
Total electric revenues(c)	7,880	8,043	(2.0)%	1.5%	1,099	926	18.7%
Other Revenues(d)					(8)	(1)	700.0%
Total electric revenues					1,091	925	17.9%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	2,188	2,210	(1.0)%	(0.6)%	68	58	17.2%
Small commercial & industrial	810	781	3.7%	3.8%	14	11	27.3%
Large commercial & industrial	7,183	7,058	1.8%	4.7%	37	32	15.6%
Other(f)	691	426	62.2%	n/a	6	3	100.0%
Total natural gas revenues(g)	10,872	10,475	3.8%	3.4%	125	104	20.2%
Other Revenues(d)					(7)	15	(146.7)%
Total natural gas revenues					118	119	(0.8)%
Total electric and natural gas revenues					$1,209	$1,044	15.8%
Purchased Power and Fuel					$568	$420	35.2%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	52	48	67	8.3%	(22.4)%
Cooling Degree-Days	605	701	625	(13.7)%	(3.2)%

Nine Months Ended September 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	9,872	9,755	1.2%	(0.8)%	$1,829	$1,556	17.5%
Small commercial & industrial	2,075	2,078	(0.1)%	(0.4)%	311	274	13.5%
Large commercial & industrial	9,981	10,061	(0.8)%	0.1%	456	425	7.3%
Public authorities & electric railroads	146	150	(2.7)%	(3.0)%	25	24	4.2%
Other(b)	—	—	n/a	n/a	352	303	16.2%
Total electric revenues(c)	22,074	22,044	0.1%	(0.4)%	2,973	2,582	15.1%
Other Revenues(d)					(22)	6	(466.7)%
Total electric revenues					2,951	2,588	14.0%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	27,426	24,489	12.0%	(2.7)%	555	418	32.8%
Small commercial & industrial	6,728	5,994	12.2%	2.4%	100	76	31.6%
Large commercial & industrial	29,504	28,890	2.1%	(0.5)%	178	143	24.5%
Other(f)	5,042	1,323	281.1%	n/a	37	12	208.3%
Total natural gas revenues(g)	68,700	60,696	13.2%	(1.2)%	870	649	34.1%
Other Revenues(d)					(30)	31	(196.8)%
Total natural gas revenues					840	680	23.5%
Total electric and natural gas revenues					$3,791	$3,268	16.0%
Purchased Power and Fuel					$1,584	$1,228	29.0%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,710	2,429	2,879	11.6%	(5.9)%
Cooling Degree-Days	896	1,039	871	(13.8)%	2.9%

Number of Electric Customers	2025	2024	Number of Natural Gas Customers	2025	2024
Residential	1,220,937	1,215,873	Residential	660,241	658,485
Small commercial & industrial	115,246	115,032	Small commercial & industrial	37,731	37,752
Large commercial & industrial	13,432	13,206	Large commercial & industrial	6,404	6,353
Public authorities & electric railroads	254	260
Total	1,349,869	1,344,371	Total	704,376	702,590
__________
(a)Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million and $2 million for the three months ended September 30, 2025 and 2024, respectively, and $4 million and $5 million for the nine months ended September 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $1 million for both the three months ended September 30, 2025 and 2024, respectively, and $2 million for both the nine months ended September 30, 2025 and 2024, respectively.

Pepco Statistics
Three Months Ended September 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	2,323	2,432	(4.5)%	0.4%	$501	$426	17.6%
Small commercial & industrial	284	306	(7.2)%	(3.7)%	56	52	7.7%
Large commercial & industrial	3,798	3,834	(0.9)%	2.0%	331	281	17.8%
Public authorities & electric railroads	168	164	2.4%	2.7%	8	9	(11.1)%
Other(b)	—	—	n/a	n/a	98	85	15.3%
Total electric revenues(c)	6,573	6,736	(2.4)%	1.2%	994	853	16.5%
Other Revenues(d)					(2)	8	(125.0)%
Total electric revenues					$992	$861	15.2%
Purchased Power					$367	$294	24.8%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	—	—	8	n/a	(100.0)%
Cooling Degree-Days	1,080	1,229	1,206	(12.1)%	(10.4)%
Nine Months Ended September 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather- Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	6,396	6,300	1.5%	3.3%	$1,273	$1,085	17.3%
Small commercial & industrial	853	856	(0.4)%	1.4%	155	141	9.9%
Large commercial & industrial	10,625	10,535	0.9%	2.4%	911	794	14.7%
Public authorities & electric railroads	500	454	10.1%	9.8%	29	26	11.5%
Other(b)	—	—	n/a	n/a	274	224	22.3%
Total electric revenues(c)	18,374	18,145	1.3%	2.9%	2,642	2,270	16.4%
Other Revenues(d)					(16)	50	(132.0)%
Total electric revenues					$2,626	$2,320	13.2%
Purchased Power					$942	$808	16.6%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,205	2,006	2,350	9.9%	(6.2)%
Cooling Degree-Days	1,630	1,879	1,727	(13.3)%	(5.6)%

Number of Electric Customers	2025	2024
Residential	885,063	875,456
Small commercial & industrial	53,939	54,058
Large commercial & industrial	23,203	23,054
Public authorities & electric railroads	205	207
Total	962,410	952,775

__________
(a)Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended September 30, 2025 and 2024, respectively, and $4 million and $5 million nine months ended September 30, 2025 and 2024 respectively.
(d)Includes alternative revenue programs and late payment charge revenues.

DPL Statistics
Three Months Ended September 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	1,510	1,578	(4.3)%	(4.6)%	$283	$267	6.0%
Small commercial & industrial	651	672	(3.1)%	(3.1)%	72	69	4.3%
Large commercial & industrial	1,162	1,115	4.2%	4.4%	32	31	3.2%
Public authorities & electric railroads	10	10	—%	(1.0)%	4	4	—%
Other(b)	—	—	n/a	n/a	77	70	10.0%
Total electric revenues(c)	3,333	3,375	(1.2)%	(1.3)%	468	441	6.1%
Other Revenues(d)					(4)	(2)	100.0%
Total electric revenues					464	439	5.7%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	409	397	3.0%	5.7%	13	11	18.2%
Small commercial & industrial	375	343	9.3%	10.9%	7	6	16.7%
Large commercial & industrial	404	408	(1.0)%	(1.1)%	1	1	—%
Transportation	1,239	1,190	4.1%	4.3%	4	4	—%
Other(f)	—	—	n/a	n/a	2	1	100.0%
Total natural gas revenues	2,427	2,338	3.8%	4.7%	27	23	17.4%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					27	23	17.4%
Total electric and natural gas revenues					$491	$462	6.3%
Purchased Power and Fuel					$219	$203	7.9%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	4	14	24	(71.4)%	(83.3)%
Cooling Degree-Days	862	858	927	0.5%	(7.0)%

Natural Gas Service Territory				% Change
Heating Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	3	13	34	(76.9)%	(91.2)%

Nine Months Ended September 30, 2025 and 2024

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric (in GWhs)
Electric Deliveries and Revenues(a)
Residential	4,245	4,188	1.4%	(1.7)%	$792	$725	9.2%
Small commercial & industrial	1,824	1,793	1.7%	1.3%	200	191	4.7%
Large commercial & industrial	3,133	3,115	0.6%	0.2%	92	91	1.1%
Public authorities & electric railroads	31	30	3.3%	3.0%	13	12	8.3%
Other(b)	—	—	n/a	n/a	224	198	13.1%
Total electric revenues(c)	9,233	9,126	1.2%	(0.5)%	1,321	1,217	8.5%
Other Revenues(d)					(9)	4	(325.0)%
Total electric revenues					1,312	1,221	7.5%
Natural Gas (in mmcfs)
Natural Gas Deliveries and Revenues(e)
Residential	5,802	5,162	12.4%	6.9%	86	72	19.4%
Small commercial & industrial	2,881	2,590	11.2%	5.7%	35	29	20.7%
Large commercial & industrial	1,237	1,239	(0.2)%	(0.1)%	6	4	50.0%
Transportation	4,626	4,491	3.0%	1.4%	13	12	8.3%
Other(f)	—	—	n/a	n/a	8	5	60.0%
Total natural gas revenues	14,546	13,482	7.9%	4.3%	148	122	21.3%
Other Revenues(d)					—	—	n/a
Total natural gas revenues					148	122	21.3%
Total electric and natural gas revenues					$1,460	$1,343	8.7%
Purchased Power and Fuel					$637	$573	11.2%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,726	2,517	2,800	8.3%	(2.6)%
Cooling Degree-Days	1,278	1,256	1,278	1.8%	—%

Natural Gas Service Territory				% Change
Heating Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,774	2,620	2,970	5.9%	(6.6)%

Number of Electric Customers	2025	2024	Number of Natural Gas Customers	2025	2024
Residential	494,232	489,634	Residential	131,494	130,885
Small commercial & industrial	65,322	64,626	Small commercial & industrial	10,134	10,110
Large commercial & industrial	1,257	1,267	Large commercial & industrial	14	14
Public authorities & electric railroads	632	598	Transportation	160	161
Total	561,443	556,125	Total	141,802	141,170
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended September 30, 2025 and 2024, respectively and $6 million and $5 million for the nine months ended September 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.

ACE Statistics
Three Months Ended September 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	1,335	1,343	(0.6)%	3.9%	$363	$323	12.4%
Small commercial & industrial	483	519	(6.9)%	(5.9)%	82	82	—%
Large commercial & industrial	790	885	(10.7)%	(9.5)%	43	53	(18.9)%
Public authorities & electric railroads	9	10	(10.0)%	(6.0)%	4	5	(20.0)%
Other(b)	—	—	n/a	n/a	62	71	(12.7)%
Total electric revenues(c)	2,617	2,757	(5.1)%	(2.3)%	554	534	3.7%
Other Revenues(d)					16	6	166.7%
Total electric revenues					$570	$540	5.6%
Purchased Power					$286	$245	16.7%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	11	19	31	(42.1)%	(64.5)%
Cooling Degree-Days	755	828	888	(8.8)%	(15.0)%

Nine Months Ended September 30, 2025 and 2024

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2025	2024	% Change	Weather - Normal % Change	2025	2024	% Change
Electric Deliveries and Revenues(a)
Residential	3,180	3,232	(1.6)%	1.0%	$782	$727	7.6%
Small commercial & industrial	1,253	1,246	0.6%	2.0%	193	187	3.2%
Large commercial & industrial	2,237	2,348	(4.7)%	(3.4)%	141	149	(5.4)%
Public authorities & electric railroads	32	32	—%	(0.7)%	14	14	—%
Other(b)	—	—	n/a	n/a	196	206	(4.9)%
Total electric revenues(c)	6,702	6,858	(2.3)%	(0.4)%	1,326	1,283	3.4%
Other Revenues(d)					2	(3)	(166.7)%
Total electric revenues					$1,328	$1,280	3.8%
Purchased Power					$616	$557	10.6%

				% Change
Heating and Cooling Degree-Days	2025	2024	Normal	From 2024	From Normal
Heating Degree-Days	2,851	2,685	2,955	6.2%	(3.5)%
Cooling Degree-Days	1,093	1,242	1,197	(12.0)%	(8.7)%

Number of Electric Customers	2025	2024
Residential	509,739	507,060
Small commercial & industrial	62,923	62,761
Large commercial & industrial	2,730	2,848
Public authorities & electric railroads	745	707
Total	576,137	573,376
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million and $1 million for the three months ended September 30, 2025 and 2024, respectively and $3 million and $2 million for the nine months ended September 30, 2025 and 2024, respectively.
(d)Includes alternative revenue programs.